UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: June 17, 2014

GulfSlope Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51638	16-1689008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 City West, Suite 800
Houston, Texas  77042
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (281) 918 4100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

GulfSlope Energy, Inc. (the “Company”) completed the requirements to obtain leases on two additional blocks (the “Leased Blocks”) the Company bid on at the March 2014 Central Gulf of Mexico Lease Sale 231 conducted by the Bureau of Ocean Energy Management (“BOEM”).  The Company completed the requirements to obtain the Leased Blocks by executing the respective lease agreements and wiring to the BOEM the outstanding bid amount and the first year lease rental payment for each block.  The Leased Blocks, the outstanding bid amount and the first year lease rental payment and the on-going annual lease rental payment for each block are set forth in the table below:

Awarded Blocks	Outstanding Bid Amount and 1ST year Lease Rental Payment	On-going annual lease rental payments
Vermilion Area, South Addition Block 375	$ 159,441	$ 35,000
South Marsh Island Area, South Addition Block 187	$ 682,046	$ 35,000

The aggregate purchase price of the Leased Blocks was $964,359, with an on-going annual aggregate lease rental payment of $70,000.  The Leased Blocks comprise 10,000 acres in the Central Gulf of Mexico in water depths of less than 1,000 feet. The expiration of the Leased Blocks is June 2019.

On June 17, 2014, the BOEM notified the Company that it was not accepting the Company’s bid on Ship Shoal, South Addition Block 282.  Therefore, the Company has completed the requirements to obtain all 21 leases it was awarded at the March Central Gulf of Mexico Lease Sale 231.

Item 7.01.   Regulation FD Disclosure.

On June 18, 2014, the Company issued a press release announcing the final results from the March 2014 Central Gulf Of Mexico Lease Sale 231. A copy of the press release is furnished herewith as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01 on Form 8-K and the attached press release is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.  This Item 7.01 on Form 8-K and the attached press release will not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01  Financial Statements and Exhibits.

(d)                     Exhibits.

Exhibit Number	Description
99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 19, 2014.

GULFSLOPE ENERGY, INC.

By:	/s/ John N. Seitz
John N. Seitz, Chief Executive Officer